
FFE
CARGO

Frozen Food Express Industries, Inc.

BB&T Capital Markets

25th Annual Transportation Services Conference

February 10-11, 2010



Safe Harbor Statement

This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.



Executive Management

- Stoney "Mit" Stubbs, Jr.
  - Chairman and Chief Executive Officer
- Stoney "Russell" Stubbs
  - President
- John Hickerson
  - Executive Vice President and Chief Operating Officer
- John McManama
  - Vice President and Chief Financial Officer

…. Extensive Industry Experience

Company Profile



Overview

- **Headquartered in Dallas, Texas**
  - NASDAQ Global Select Market (FFEX)
- **Annual freight revenue of $394M** (Trailing 12-month through September 30, 2009)
- **2,000 Trucks / 3,780 Trailers** (as of September 30, 2009)
- **Ranked in the Top 5 For-Hire Refrigerated Carriers by Transport Topics 2009**
- **80% company-owned / 20% owner-operator Fleet**

State of the Industry



Competitive Landscape


2008 Revenue (millions)
C.R. England Inc. $873.2
Prime Inc. $673.2
Stevens Transport $545.1
Marten Transport $508.2
Frozen Food Express Industries $490.5
Central Refrigerated Service $406.9
KLLM Inc. $294.0
TransAm Trucking $273.1
Comcar Refrigerated $251.5
Shaffer Trucking $235.5
Navajo Inc. $225.0
John Christner Trucking $209.0
Southern Refrigerated Transportation $170.3
May Trucking Co. $170.0
J&R Schugel Trucking $121.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0

Source: Transport Topics, 2009 – Top 15 For Hire Refrigerated Carriers



Financial Highlights

(unaudited and in thousands, except per share amounts)	Nine month period ending 9/30: 2009	Nine month period ending 9/30: 2008	Three month period ending 9/30: 2009	Three month period ending 9/30: 2008
Freight revenue	$281,602	$378,206	$94,500	$132,451
Freight operating expenses	$301,454	$376,346	$99,333	$128,891
Operating ratio	107.0%	99.5%	105.1%	97.3%
Net income (loss)	($13,849)	$806	($2,560)	$1,357
EPS (diluted)	($0.81)	$0.05	($0.15)	$0.08
Cash Dividends declared per share	$0.03	$0.09		$0.03
Cash and cash equivalents	$2,670	$2,243		
Net CAPEX	$4,443	$7,547		
Total Shareholders' Equity	$92,271	$107,166		

Key Performance Indicators



Statistical Highlights

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008
Weekly average trucks in service	1,991	1,976	1,997	2,020	2,011	2,028
Revenue per truck per week [(a)]	$3,024	$3,190	$3,094	$3,375	$3,568	$3,429
Non-driver headcount	668	660	711	855	846	882
Statistical and revenue data:						
TL total linehaul miles [(b)]	37.6	40.6	37.5	39.6	40.7	42.3
TL loaded miles [(b)]	33.4	36.8	33.9	36.0	36.9	38.6
TL empty mile ratio [(c)]	11.2%	9.3%	9.6%	8.9%	9.4%	8.7%
TL linehaul revenue per total mile	$1.25	$1.24	$1.26	$1.32	$1.34	$1.29
TL linehaul revenue per loaded mile	$1.41	$1.37	$1.39	$1.45	$1.48	$1.41
TL total linehaul shipments [(d)]	39.8	41.0	36.6	37.6	39.0	39.9
TL loaded miles per shipment	838	898	925	958	946	967
LTL hundredweight [(d)]	1,890	1,875	1,864	2,095	2,190	2,134
LTL linehaul revenue per hundredweight	$14.51	$14.21	$14.50	$14.87	$15.04	$14.10

(a) Total linehaul and dedicated fleet revenue divided by number of weeks in period divided by average trucks in service.

(b) in millions

(c) One minus the quotient of full truckload loaded miles divided by full truckload total linehaul miles.

(d) in thousands

Green Initiatives

- ✓ Currently every truck in FFE Transportation Services' fleet is EPA 2004 Engine or newer. Constant upgrades are made to replace with environmentally friendly models that have:
  - ➢ Fuel Efficient Tires
  - ➢ Aerodynamic Styling
  - ➢ Skirts
- ✓ Environmentally Friendly Refrigerant used in temperature controlled trailers
- ✓ Every truck in our fleet is Ultra Low Sulfur Diesel (ULSD)
- ✓ FFE's fleet is required to maintain a speed below 62mph
  - ✓ 2009 MPG improvement approximately 4%
- ✓ Fuel Optimizer Program to reduce out of route miles
- ✓ Idle management device on every truck
- ✓ Recycle used oil and other by-products

SmartWay[SM]
Transport Partner
Getting There With Cleaner Air

SmartWay[SM] Transport is an innovative collaboration between EPA and the freight sector designed to improve energy efficiency, reduce greenhouse gas and air pollutant emissions, and improve energy security.

SmartWay Transport Partner since the program's inception in 2004

All divisions of FFE Transportation Services received the highest SmartWay Performance Score of 1.25

Debt to Equity

(thousands)


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Sep-09
Equity
Debt

Net Capital Expenditures

(thousands)


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Sep-09
Net Capital Expenditures

Free Cash Flow

(thousands)


$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
Sep-09

Defined as cash flows from operating activities less net capital expenditures.



Stock Price per Share vs. Net Book Value per Share


$14
$12
$10
$8
$6
$4
$2
$0
Stock Price
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08
Sep-09
Stock Price
Book Value per Share



Maintain Strength And Position For The Future

Maintain a Strong Balance Sheet

- Ended Q1, Q2 and Q3 with no amounts outstanding under revolver
- Balance new equipment capital between owned and leased
- Improve DSO and DPO
- Bank working capital revolver in place through Sept. 2011

Identify Revenue Opportunities and Cost Reductions

- Drive yield on Truckload through lane analysis and reduction of brokerage freight
- Drive tonnage on Less than Truckload with new customer commitments
- Significant cost reductions to continue into 2010
- Non-Driver Headcount down 22% from 855 at year-end to 668

Position our Company to Capitalize on Economic Recovery

- Build and maintain strong customer relationships for future benefit
- Technology investments (Qualcomm, StarTrak, Manhattan, Cheetah)
- 10 in '10

Company Profile

Revenue Profile

2009 YTD



Brokerage
2%
Less Than
Truckload
33%
Truckload
59%
Dedicated
6%



Dry
18%
Temperature
Controlled
82%

Excludes Fuel Surcharge

Customer Profile



Diverse Customer Base

No Customer Comprises 10% of Revenue

Top 20 Customers Make Up 44% of Revenue

Nestlé
Tropicana Pure Premium
MARS incorporated
Ready Pac
Cargill
MERCK
ConAgra Foods
Dr Pepper
WAL*MART ALWAYS LOW PRICES.
MOTT'S
The Cheesecake Factory
KRAFT
Johnson & Johnson
Del Monte
Sara Lee
SYSCO
Swift
Malt-O-Meal
Alcon
HICKORY FARMS
GRIFOLS
SOLO CUP COMPANY
HERSHEY'S

Service Offerings



Truckload

Temperature Controlled

- Highly Specialized Equipment for Optimum Temperature Control and Management
- Industry Technology Designed to Maintain Product Integrity

Dry

- Advanced GPS Trailer Tracking Technology for Added Security and Superior Supply Chain Management



Local, Regional, Nationwide And International Service
24/7/365 Dispatch And Customer Service
Door To Door Pickup And Delivery
Team And Solo Service
EDI Tendering And Billing
Specialized Services
Service Sensitive Freight

Dedicated Service

- Alternative to a Private Fleet
- Reduced Liability, Risk and Equipment Costs
- Flexibility for Seasonal Demands

A Focus On Safety

- Recognized for superior safety and security standards by the ATA, AMCO and the TSA
- E.U. Certified, and provide full SOP trained drivers
- Over 60 years of national recognition for meeting the DOT Safety Rating Requirements
- Participant in the ATA's Anti-Terrorist Action Plan

Service Offerings



Less Than Truckload

Local, Regional, Nationwide And International Service
Strategically Located Service Centers With Both Freezer And Cooler Storage
Cross Docking
Centralized Planning And Customer Service - One Call Does It All
Customized Web Based Reporting Capabilities
Express Service Nationwide

Temperature Controlled

- Over 62 Years of Experience in LTL Cold Chain Management
- Dual Temperature, RTF Certified Trailers with Cooler and Freezer Capabilities
- North American Service to Mexico and Canada

Service Center Map



Portland OR
UNITED STATES
Salt Lake City UT
Chicago IL
Burlington NJ
Stockton CA
Memphis TN
Atlanta GA
Los Angeles CA
Dallas TX
Winter Haven FL
Miami FL
MEXICO

Service Offerings



Logistics

Expedited



Ocean



Brokerage



FFE Logistics is a division of the FFE Transportation Services Enterprise and consider ourselves an extension of our customers companies. For this reason, we make every shipment a focus. Being **IATA Certified**, **TSA Certified**, members of the **WCA "World Cargo Association"** and the **TIA/P3** we can guarantee your company the highest levels of integrity, service, reliability and cost effectiveness you will find in the industry. The key advantage we maintain is our carrier development efforts. We build relationships with each of our over 5,000 carriers and 600 local agents to foster a win- win situation for everyone. We partner with the asset based divisions of FFE Transportation Services and these trusted carriers to provide exceptional Expedited, Ocean and Brokerage services.



Intermodal Service

Added Capacity, Added Savings

The FFE Transportation Services Intermodal program offers premium door to door service of temperature controlled, dry van and less than truckload freight from coast to coast. Intermodal Service complements our other services offering additional capacity and supply chain cost control with transit times competitive to a "truck only" solo driver.



UNION PACIFIC

BNSF RAILWAY

FEC

NORFOLK SOUTHERN

CSX How tomorrow moves

Service Offerings



Intermodal Network


FFE Over-the-Road TL Network
New York
Philadelphia
Atlantic Ocean
Pacific Ocean
Los Angeles
San Diego
Toronto
Montreal
Houston
Austin
San Antonio
ONTARIO
OREGON
CALIFORNIA
NEVADA
ARIZONA
NEW MEXICO
OKLAHOMA
MINNESOTA
WISCONSIN
NORTH DAKOTA
SOUTH DAKOTA

Market Considerations



Current Industry Challenges


Excess Capacity


Excess Drivers


Used Truck Market


Decline In Tonnage


Retail Sales Decline


Fuel Prices


ATA's Truck Tonnage Index
(Seasonally Adjusted; 2000 = 100)
125
120
115
110
105
100
95
Jan-05
Apr
Jul
Oct
Jan-06
Apr
Jul
Oct
Jan-07
Apr
Jul
Oct
Jan-08
Apr
Jul
Oct
Jan-09
Apr
Jul
Oct


U.S. Diesel Retail Sales Price
Cents Per Gallon
600
500
400
300
200
100
0
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Market Considerations



Present and Future Challenges



CSA 2010

- Current program is focused predominately on carriers and relies on carrier accountability for individual driver safety issues.
- The new CSA 2010 approach will directly monitor driver performance and will hold both carrier and driver accountable.
- FFE existing safety programs, monitoring and reporting systems should provide seamless transition. Mobilecom technology will be deployed this year which will allow us to monitor unsafe driving habits.



C.A.R.B. Compliance

- California equipment presently compliant.
- Entire fleet expected to be 100% compliant by Q4 2010.



HOS Rules

- FMCS Administration held fact-finding sessions in January.
- Present view is that the current rules are effective and have improved safety. Issues being addressed include the 34 hour restart, 11 hour driving rule, sleeper berth flexibility.
- FFE will implement Electronic Logs in 2010.



Clean Engines

- New "2010" engines are approximately $12,000 more expensive per unit.
- New engines are untested; may be less reliable and more expensive to operate.
- FFE will test the new engine in 2010.
- Other than a test unit, all FFE tractors taken in 2010 will come with 2009 engines.



10 in ‘10

1. Increase employee engagement, awareness and understanding of company goals and objectives by formalizing communications processes.
2. Meet or exceed the 2010 budget plans for operating expenses.
3. Reduce cargo claims, crashes and work related injuries by 10%.
4. Improve equipment utilization and performance by 10%.
5. 10% improvement in every transaction in the billing and rating cycle, including all entry, rating, billing and collection processes.
6. Meet or exceed revenue expectations for all business segments as indicated in the 2010 revenue plans.
7. Develop processes to measure and provide real world class customer service.
8. Implementation and utilization of Mobile Communications and StarTrak to realize the expected return on investment in operating cost improvement.
9. Reduce driver and contractor turnover by 10%.
10. Meet or exceed freight yield expectations for all transportation modes established in the 2010 budget and revenue plans.

10 Goals For 2010



Investment Considerations

Strong Cash Flows and Healthy Balance Sheet

Strength In Relationships

- Customers – Loyal National Account Base
- Customer Advisory Board
- Vendors - Intermodal Partners

Key Player in the "Cold-Chain" Niche Providing Unique Resources Separating Ourselves From Competition

- Truckload
  - Dedicated
  - OTR
- Less Than Truckload
  - Multi-temp
  - Single temp

Competitively Differentiated by our Diversified Service Offerings

- Candy to Pharmaceuticals, Small Tools to Electronics
- Temperature Controlled or Dry
- Land, Air or Ocean
- Time Definite or "Take Your Time"

Unique Flexibility to Allocate Resources Between Truckload and Less Than Truckload

Thank You for Your Time



Stoney M. Stubbs, Jr.
Chairman and Chief Executive Officer

John Hickerson
Executive Vice President,
Chief Operating Officer

Russell Stubbs
President

John McManama
Vice President,
Chief Financial Officer

Frozen Food Express Industries, Inc.
1145 Empire Central Place
Dallas, Texas 75247-4309
(214) 630-8090
www.ffeinc.com
cfo@ffex.net